Exhibit 10.1
Sale of Goods Agreement

Agreement made on February 27, 2017, between Adveco Group Inc., in this agreement referred to as seller, and “Nord Way” LLC, in this agreement referred to as buyer.

SECTION ONE:  SALE OF GOODS
 Seller shall sell, transfer and deliver to buyer on or before March 27, 2017, the following goods:

-	213 (two hundred thirteen) work overalls with jackets (waterproof, oilproof and anti-static)
SECTION TWO:  CONSIDERATION
 Buyer shall accept the goods and pay Ten Thousand US Dollars ($10,000) for the goods.

SECTION THREE:  IDENTIFICATION OF GOODS
 Identification of the goods to this agreement shall not be deemed to have been made until both buyer and seller have specified that the goods in question are to be appropriated to the performance of this agreement.

SECTION FOUR:  PAYMENT ON RECEIPT
Buyer shall pay for the goods 100% in advance. 50% shall be paid 30 days in advance, and 50% at the time when, and at the place where, the goods are received by buyer.

SECTION FIVE:  RECEIPT CONSTRUED AS DELIVERY
 Goods shall be deemed received by buyer when received at the seller’s warehouse.

SECTION SIX:  RISK OF LOSS
 The risk of loss from any casualty to the goods, regardless of the cause, shall be the responsibility of the seller until the goods have been accepted by the buyer.

SECTION SEVEN:  WARRANTY OF NO ENCUMBRANCES
 Seller warrants that the goods at the time of delivery shall be free from any security interest or other lien or encumbrance.

SECTION EIGHT:  RIGHT OF INSPECTION
 Buyer shall have the right to inspect the goods within 14 business days after receiving. Buyer must give notice to seller of any claim for damages on account of condition, quality or grade of the goods, and buyer must specify the basis of the claim of buyer in detail. The failure of buyer to comply with these conditions shall constitute irrevocable acceptance of the goods by buyer.

In witness whereof, the parties have executed this agreement at Bishkek, Kyrgyzstan on the day and year first above written.

Adveco Group Inc.:

/s/ Inna Min
Signature

“Nord Way” LLC

/s/ Ivan Zakharov
Signature